                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ John S. Reed
                                              Signature


                                              John S. Reed
                                              Name (please print)





Dated: January 20, 1995

                                   CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ D. Wayne Calloway
                                              Signature


                                              D. Wayne Calloway
                                              Name (please print)





Dated: January 26, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Colby H. Chandler
                                              Signature


                                              Colby H. Chandler
                                              Name (please print)





Dated: February 21, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Pei-yuan Chia
                                              Signature


                                              Pei-yuan Chia
                                              Name (please print)





Dated: February 5, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Paul J. Collins
                                              Signature


                                              Paul J. Collins
                                              Name (please print)





Dated: February, 2 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Kenneth T. Derr
                                              Signature


                                              Kenneth T. Derr
                                              Name (please print)





Dated: January 21, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ H.J. Haynes
                                              Signature


                                              H.J. Haynes
                                              Name (please print)





Dated: January 19, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ William R. Rhodes
                                              Signature


                                              William R. Rhodes
                                              Name (please print)





Dated: February  1, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Rozanne L. Ridgway
                                              Signature


                                              Rozanne L. Ridgway
                                              Name (please print)





Dated: January 18, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ H. Onno Ruding
                                              Signature


                                              H. Onno Ruding
                                              Name (please print)





Dated: January 23, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Robert B. Shapiro
                                              Signature


                                              Robert B. Shapiro
                                              Name (please print)





Dated: January 31, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Frank A. Shrontz
                                              Signature


                                              Frank A. Shrontz
                                              Name (please print)





Dated: January 20, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Mario Henrique Simonsen
                                              Signature


                                              Mario Henrique Simonsen
                                              Name (please print)





Dated: January 23, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Roger B. Smith
                                              Signature


                                              Roger B. Smith
                                              Name (please print)





Dated: January 23, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Christopher J. Steffen
                                              Signature


                                              Christopher J. Steffen
                                              Name (please print)





Dated: January 25, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/ Franklin A. Thomas
                                              Signature


                                              Franklin A. Thomas
                                              Name (please print)





Dated: January 25, 1995

                                  CITICORP
                              POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1994, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.



                                              /s/  Edgar S. Woolard, Jr.
                                              Signature


                                              Edgar S. Woolard, Jr.
                                              Name (please print)





Dated: January 23, 1995